                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 14, 2002


                         DELCO REMY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-13683                   35-1909253
(State or other jurisdiction of  (Commission file number) (IRS employer identification
         incorporation)                                              number)


         2902 Enterprise Drive
            Anderson, Indiana                                  46013
(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code: (765) 778-6499


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

               99.1 Certification by Thomas J. Snyder, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                     Section 906 of the Sarbanes-Oxley Act of 2002

               99.2 Certification by Rajesh K. Shah, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                     Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.  Regulation FD Disclosure

On November 14, 2002, Thomas J. Snyder, Chief Executive Officer, and Rajesh K. Shah, Chief Financial Officer, of Delco Remy International, Inc. each delivered to the Securities and Exchange Commission ("SEC") a sworn statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Copies of the sworn statements and certifications of Messrs. Snyder and Shah are filed herewith as Exhibits 99.1 and 99.2, respectively.

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DELCO REMY INTERNATIONAL, INC.
                                          ------------------------------
                                                   (Registrant)




Date:  November 14, 2002                        By: /s/ Rajesh K. Shah
                                                    ------------------
                                                    Rajesh K. Shah
                                                    Executive Vice President and
                                                    Chief Financial Officer

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Section 1.  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      99.1 Certification by Thomas J. Snyder, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      99.2 Certification by Rajesh K. Shah, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002